UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 19, 2012

GENESIS FINANCIAL, INC.

(Exact Name of registrant as specified in its Charter)

Washington	333-103331	03-0377717
State of Incorporation	Commission File No.	I.R.S. Employer Identification No.

3773 West 5th Avenue, Ste. 301, Post Falls, ID	83854
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number  (208)457-9442

12314 East Broadway Avenue, Spokane Valley, WA 99212

(Registrant’s former name and address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange Act

(17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 9.01

Financial Statements and Exhibits

(a)  Financial Statements

The acquisition of the Genesis Holdings, Inc. and Genesis Holdings II, Inc. assets,  while significant, did not include the acquisition of any continuing business operations and therefore, the acquisitions are not considered as "business acquired" for separate financial statement reporting.

(d)  Exhibit Index

Exhibit Number

Exhibit Description

10.1

Form of Asset Purchase Agreement with Genesis Holdings, Inc.

10.2

Form of Asset Purchase Agreement with Genesis Holdings II, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS FINANCIAL, INC.

Dated: September 20, 2012

/s/ John Coghlan

By: John Coghlan

Title: President

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